Exhibit 99.1

Zura Bio Appoints Arnout Ploos van Amstel to its Board of Directors

Henderson, Nev – November 14, 2023 - Zura Bio Limited (Nasdaq: ZURA) (“Zura Bio”), a multi-asset clinical-stage biotechnology company focused on developing novel medicines for immune and inflammatory disorders, announced the Board of Directors appointed Arnout Ploos van Amstel as Non-Executive Independent Director by way of co-optation. Mr. Ploos van Amstel replaces Dr. Garry Neil who will continue to support Zura Bio as an advisor on R&D matters.

With a career spanning over three decades in the global biotech and pharmaceutical sector, Mr. Ploos van Amstel has built a successful track record in a wide variety of leadership positions. He consistently excelled in devising and implementing comprehensive strategies across Development, Medical, and Commercial-Access domains. He currently works as a strategic consultant through his company Apaxcel Life Sciences GmbH, and he is a founder of MoonLake Immuntherapeutics AG, a biotech company dedicated to next-level therapies in inflammatory diseases. During his tenure as the leader of Novartis' Global Business Unit Immunology/Dermatology, he achieved remarkable portfolio growth, notably with the success of COSENTYX® (secukinumab), XOLAIR® (omalizumab) for chronic spontaneous urticaria (CSU), and with the consistent growth of "orphan blockbuster" ILARIS® (canakinumab). Mr. Ploos van Amstel's experience includes leadership roles at Wyeth Pharmaceuticals and Novartis with executive positions in the United States, Canada, Greece, the Netherlands and Switzerland.

“On behalf of Zura Bio’s Board of Directors, I am pleased to extend a warm welcome to Arnout as our newest addition to the Board," announced Dr. Someit Sidhu, CEO and Director of Zura Bio. "With an impressive career spanning several decades, his expertise in strategy and business transformations brings a valuable dimension to our Board. His leadership will undoubtedly be a significant asset as we work towards creating sustained value for our company.”

"I am honored to join the Board of Directors at Zura Bio and enthusiastic about collaborating with this exceptionally skilled team that is dedicated to making a transformational impact on the lives of patients worldwide,” commented Mr. Ploos van Amstel. “I look forward to contributing to the company’s ambition to accelerate innovation in the critical fields of inflammation and immunology."

"The Board and I would like to extend our sincere gratitude to Garry for his valuable contributions and dedication during his tenure on the Board. It brings me great pleasure to know that the Zura Bio team will continue to benefit from his guidance in an advisory capacity as our R&D organization prepares for an important year ahead, marked by the initiation of trials. With the recent addition of Arnout to our Board, we are positioned to maintain an experienced and diverse Board, characterized by complementary expertise and a shared vision," concluded Dr. Sidhu.

About Zura Bio

Zura Bio is a multi-asset clinical-stage biotechnology company focused on developing novel medicines for immune and inflammatory disorders. Currently, Zura Bio is developing three assets which have completed Phase 1/1b studies and are Phase 2 ready. The company is developing a portfolio of therapeutic indications for ZB-106 (tibulizumab), ZB-168, and ZB-880 (torudokimab) with a goal of demonstrating their efficacy, safety, and dosing convenience in immune and inflammatory disorders, including systemic sclerosis, hidradenitis suppurativa, and other novel indications with unmet needs.

About ZB-106 (tibulizumab)

ZB-106 (tibulizumab) is a potential first-in-class, anti-IL-17 and anti-BAFF dual antagonist that Zura Bio plans to develop for the treatment of systemic sclerosis and hidradenitis suppurativa. ZB-106 is an IgG-scFv bispecific dual-antagonist antibody engineered by the fusion of Taltz® (ixekizumab) and tabalumab that neutralizes IL-17A and BAFF. ZB-106 has been assessed in two Phase 1b studies completed in rheumatoid arthritis and Sjögren's syndrome. The safety profile to date appears to be acceptable, with no new findings relative to known IL-17 and BAFF inhibitors. Chronic toxicology studies have been completed with no adverse drug-related findings. Phase 2 clinical trials of ZB-106 in systemic sclerosis and hidradenitis suppurativa are planned to initiate 2H-2024.

About ZB-168

ZB-168 is a fully human, high affinity monoclonal antibody that binds and neutralizes the IL-7 receptor chain (“IL-7R”) alpha. IL-7Rα sits at the nexus of two key immune pathways (IL-7 and TSLP), thus inhibiting IL-7Rα has the potential to block activation through both of these pathways. As a result, we believe ZB-168 could be therapeutically beneficial in a broad set of indications where the IL-7 or TSLP pathways may be involved. ZB-168 has been assessed in Phase 1/1b clinical studies in Type 1 diabetes and multiple sclerosis. Safety and pharmacokinetics were evaluated and the safety profiles from these studies support further development. A Phase 2 clinical trial of ZB-168 in alopecia areata is planned to initiate in 2024.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio’s recent filings with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura Bio’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Zura Bio; (2) volatility in the price of Zura Bio’s securities; (3) the ability of Zura Bio to successfully conduct research and development activities, grow and manage growth profitably, maintain relationships with customers and suppliers, and retain key employees; (4) the ongoing costs relating to operating as a public company; (5) changes in the applicable laws or regulations; (6) the possibility that Zura Bio may be adversely affected by other economic, business, and/or competitive factors; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (8) the potential inability of Zura Bio to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (9) the enforceability of Zura Bio’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (10) other risks and uncertainties described in the registration statement on Form S-1 filed with the SEC on June 14, 2023, and such other documents filed by Zura Bio from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Contact

Megan K. Weinshank

Head of Investor Relations

info@zurabio.com